UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
September 26, 2017 (September 25, 2017)
Date of Report (Date of Earliest Event Reported)
Synovus Financial Corp.
(Exact Name of Registrant as Specified in its Charter)

Georgia	1-10312	58-1134883
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1111 Bay Avenue, Suite 500, Columbus, Georgia 31901
(Address of principal executive offices) (Zip Code)
(706) 649-2311
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☐	Emerging growth company

☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01 Other Events

On September 25, 2017, Synovus Financial Corp. (“Synovus”) issued a notice of redemption to redeem all of the $300 million aggregate principal amount of its outstanding 7.875% Senior Notes due 2019 (the “Notes”) on November 9, 2017 (the “Redemption Date”). The redemption is being made pursuant to the terms of the Senior Indenture for the Notes, dated February 13, 2012. The redemption price will be equal to the sum of the present values of the remaining scheduled payments of principal and interest on the Notes (exclusive of interest accrued to the Redemption Date) from the Redemption Date through the scheduled maturity date of the Notes, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a specified treasury rate that will be determined prior to the Redemption Date, plus 50 basis points and the accrued but unpaid interest on the Notes to the Redemption Date.

The redemption is expected to be funded with cash on hand, including proceeds from the closing of the transactions contemplated by the previously announced Framework Agreement, dated April 17, 2017, by and among Synovus’ wholly-owned subsidiary, Synovus Bank, Cabela’s Incorporated, World’s Foremost Bank, Capital One Bank (USA) and Capital One, and one or more debt financings.

Cautionary Notice Regarding Forward-Looking Statements

The report contains statements that constitute “forward-looking statements” within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus’ use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the redemption and proposed debt financings.

Readers are cautioned not to place undue reliance on forward-looking statements as such statements speak only as of the date they were made. Any forward-looking statements involve risks and uncertainties that could cause actual events or results to differ materially from the events or results described in the forward-looking statements, including, but not limited to, risks and uncertainties related to economic, competitive, governmental and other factors outside of our control and market conditions for debt financings that may cause us to be unable to consummate the debt financings on favorable terms, if at all, and may also cause our business, industry, strategy, or actual results to differ materially.

Additional factors that could cause actual events or results to differ materially from the events or results described in the forward-looking statements can be found in our filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2016, as filed with the Securities and Exchange Commission. Consequently, all forward-looking statements in this report are qualified by the factors, risks and uncertainties contained therein. We assume no obligation to publicly update or revise any forward-looking statements.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SYNOVUS FINANCIAL CORP.
By:	/s/ Allan E. Kamensky
Name: Allan E. Kamensky
Title: Executive Vice President, General Counsel and Secretary
Dated: September 26, 2017